                                                                    Exhibit 10.7

                            (Marcus & Millichap LOGO)

                         ADDENDUM TO PURCHASE AGREEMENT

This document is an addendum ("Addendum") to the Purchase Agreement ("Agreement") between NNN VF Southwood Tower, LP ("Seller") and Rancho Pacific Development and/or related assignee ("Buyer") executed by Buyer on the 9th day of September, 2005 for that certain real property located at 19221 Interstate 45, Shenandoah, TX.

The provisions of this Addendum are hereby added to and incorporated in the Terms and Conditions in the aforementioned Agreement.

     1. Buyer shall have until October, 19, 2005 to approve or disapprove of Due Dilligence Inspection.

All other terms and conditions remain the same.

                                   ACCEPTANCE

The undersigned Buyer, Seller and Agent accept and agree to the foregoing.


BUYER: Illegible                       DATE:
       -----------------------------         ------------------------------
       Rancho Pacific Development


SELLER: Illegible                      DATE:
        ----------------------------         ------------------------------
        NNN VF Southwood Tower

AGENT: MARCUS & MILLICHAP REAL ESTATE INVESTMENT BROKERAGE COMPANY


BY:                                    DATE:
    --------------------------------         ------------------------------
    Alex Garcia

NO REPRESENTATION IS MADE BY AGENT AS TO THE LEGAL EFFECT OR VALIDITY OF ANY PROVISION OF THIS ADDENDUM. A REAL ESTATE BROKER IS QUALIFIED TO GIVE ADVICE ON REAL ESTATE MATTERS. IF YOU DESIRE LEGAL, FINANCIAL OR TAX ADVICE, CONSULT YOUR ATTORNEY, ACCOUNTANT OR TAX ADVISOR.

_______, prchaden 10-4-05

                      Buyer's Initials __________ Seller's Initials ____________
                                        CA - Copyright Marcus and Millichap 2005


                                     1 of 1